RESIDENTIAL ASSET SECURITIES CORPORATION
                                  Depositor,




                        RESIDENTIAL FUNDING CORPORATION
                               Master Servicer,


                                      and


                      THE FIRST NATIONAL BANK OF CHICAGO,
                                   Trustee




                             --------------------


                          AMENDMENT NO. 4 dated as of
                           February 20, 1998 to the


                        Pooling and Servicing Agreement
                           Dated as of March 1, 1996


                             --------------------


                   Residential Asset Securities Corporation
                      Mortgage Pass-Through Certificates


                                Series 1996-KS1



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


                                    -1-

            AMENDMENT No. 4 made as of this 20th day of February 1998, among Residential Asset Securities Corporation, as depositor (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee").

                              W I T N E S S E T H

            WHEREAS, the Depositor, the Trustee and the Master Servicer entered into a Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996, relating to the issuance of Residential Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1996-KS1; and

            WHEREAS, the Depositor, the Master Servicer and the Trustee desire to amend the terms of the Agreement pursuant to and in accordance with Section 11.01(a)(vi) of the Agreement for the purpose of adding a provision to Section
4.07 of the Agreement.

            NOW,  THEREFORE,   in  consideration  of  the  mutual  premises  and
agreements herein, the Depositor, the Master Servicer and the Trustee agree as follows:

            Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

      2. Section 4.07 of the Agreement is hereby amended by substituting the words ", Schedule A to Amendment No. 3 and Schedule A to Amendment No. 4" after the words "Amendment No. 2" in the fifth sentence of such section.

      3. Section 4.07 of the Agreement is hereby amended by substituting the words ", Schedule A to Amendment No. 3 and Schedule A to Amendment No. 4" after the words "Amendment No. 2" in the sixth sentence of such section.

      4. Section 4.07 of the Agreement is hereby amended by substituting the words ", Schedule A to Amendment No. 3 and Schedule A to Amendment No. 4" after the words "Amendment No. 2" in the last sentence of such section.


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      IN WITNESS  WHEREOF,  the Depositor,  the Master  Servicer and the Trustee
have caused their duly authorized representatives to execute and deliver this instrument as of the date first above written.


                          RESIDENTIAL ASSET SECURITIES
                                    CORPORATION


                                    By:
                                    Name:
                                    Title:



                                    RESIDENTIAL FUNDING CORPORATION


                                    By:
                                    Name:
                                    Title:



                                    THE FIRST NATIONAL
                                    BANK OF CHICAGO


                                    By:
                                    Name:
                                    Title:

CONSENTED TO:

MBIA INSURANCE COMPANY

By:
Name:
Title:


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                                  SCHEDULE A
                             RASC SERIES 1996-KS1
                         MORTGAGE LOAN/REO REPURCHASES

    LOAN             Status
NUMBER

   1465336            FCLS



[TPW: NY01:638365.1] 16069-00342  02/19/98 11:28AM

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